NEWS RELEASE

AEROFLEX ANNOUNCES FIRST QUARTER FISCAL 2014 RESULTS

PLAINVIEW, New York — November 7, 2013 — Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of high performance microelectronic components, and test and measurement equipment, today announced its financial results for the first quarter of fiscal 2014, which ended September 30, 2013.

As announced on September 5, 2013, Aeroflex sold the net assets of Aeroflex Test Equipment Services (“ATES”), a division of its U.K. subsidiary, Aeroflex Limited, for $18.4 million in cash. The results of operations of ATES are reported as income from discontinued operations. Aeroflex’s prior period results have been adjusted to reflect this transaction.

Aeroflex’s results from continuing operations for the first quarter of fiscal 2014 are discussed below:

•	Net sales were $132.7 million compared to $137.6 million in the first quarter of fiscal 2013.

•	Operating loss was $(37,000), loss from continuing operations was $(4.0) million, or $(0.05) per share, compared to operating loss of $(6.0) million, loss from continuing operations of $(14.5) million, or $(0.17) per share, in the first quarter of fiscal 2013.

•	On a Non-GAAP basis, Adjusted EBITDA was $17.9 million compared to Adjusted EBITDA of $19.9 million in the first quarter of fiscal 2013. Compared to the first quarter of fiscal 2013, operating income was $12.5 million compared to $15.0 million, and net income was $3.9 million, or $0.05 per share, compared to net income of $3.5 million, or $0.04 per share, last year.

For the period July 1, 2013 to the date of sale, ATES sales, net income and Adjusted EBITDA were $2.4 million, $0.4 million and $0.5 million, respectively. For the three months ended September 30, 2012, ATES sales, net income and Adjusted EBITDA were $3.5 million, $0.4 million and $0.5 million, respectively. The gain recorded on the sale of ATES was $14.1 million.

“This quarter we continued to execute well, but are disappointed in our overall results as the weakness and uncertainty in our government end markets continues,” stated Len Borow, Chief Executive Officer of Aeroflex. “Our commercial markets are starting to stabilize and we performed well in these areas. The divestiture of ATES allows us to enhance our focus on our strategically important wireless test business, which has a better growth profile. We have continued to concentrate on operational efficiencies, which positively impacted our operations this quarter.”

The following tables present selected financial information for the three months ended September 30, 2013 and 2012 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release. The 32% Non-GAAP effective tax rate in each of the fiscal 2014 and fiscal 2013 periods results from Aeroflex’s geographic mix of Non-GAAP pre-tax income.

Selected GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended
	September 30,
	2013	2012

Net sales	$132,732	$137,635

Gross profit	65,818	68,222
Gross margin	49.6%	49.6%

Operating income (loss)	(37)	(6,023)

Income (loss) from continuing operations	(3,955)	(14,516)

Income from discontinued operations	14,462	377

Net income (loss)	$10,507	$(14,139)

Income (loss) per common share - basic and diluted:
Continuing operations	$(0.05)	$(0.17)
Discontinued operations	0.17	-
Net income (loss)	$0.12	$(0.17)

Weighted average number of common shares outstanding:
Basic and diluted:	84,916	84,836

Selected Non-GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended
	September 30,
	2013	2012
Net sales	$132,732	$137,635

Gross profit	66,153	68,417
Gross margin	49.8%	49.7%

Operating income	12,547	14,959

Net income	$3,851	$3,494

Net income per common share:
Basic	$0.05	$0.04
Diluted	$0.05	$0.04

Weighted average number of common shares outstanding:
Basic	84,916	84,836
Diluted	85,235	84,861

Adjusted EBITDA	$17,941	$19,852

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Business Outlook

“Our outlook reflects the removal of the ATES operations,” said Mr. Borow. “As a reference, in the quarter ended December 31, 2012 and the full fiscal year 2013, ATES had net sales of $4.4 million and $15.7 million, respectively, net income of $0.6 million and $2.0 million, respectively, and Adjusted EBITDA of $0.9 million and $2.8 million, respectively.”

For the second quarter ending December 31, 2013, Aeroflex expects net sales to be between $146 million and $154 million, GAAP net income to be between $0 million and $2 million, Adjusted EBITDA to be between $21 million and $25 million, GAAP net income per share to be between $0.00 and $0.02 and Non-GAAP net income per share to be between $0.07 and $0.10.

The range of expected GAAP and Non-GAAP net income per share for the fiscal second quarter was calculated using GAAP and Non-GAAP effective tax rates of 46% and 32%, respectively.

Non-GAAP Presentation

This press release contains Non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of Non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these Non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar Non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 8:15 a.m. (eastern standard time) today, November 7th during which management will discuss the financial results. To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 95688746.

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About Aeroflex

Aeroflex Holding Corp. is a leading global provider of high performance microelectronic components, and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy, financial results and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; changes in government spending; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; the failure of suppliers to provide raw materials and/or properly functioning component parts; the inability to meet covenants contained in debt agreements; the termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations, the Foreign Corrupt Practices Act and Conflict Minerals regulations, and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and terrorist acts or acts of war. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements. Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change. Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:

Andrew Kaminsky

Aeroflex Holding Corp.

(516) 752-6401

andrew.kaminsky@aeroflex.com

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended September 30,
	2013	2012

Net sales	$132,732	$137,635
Cost of sales	66,914	69,413
Gross profit	65,818	68,222

Operating expenses:
Selling, general and administrative costs	33,168	35,520
Research and development costs	21,485	20,878
Amortization of acquired intangibles	10,518	14,580
Restructuring charges	684	3,267
Total operating expenses	65,855	74,245
Operating income (loss)	(37)	(6,023)

Other income (expense):
Interest expense	(7,252)	(10,078)
Write-off of deferred financing costs	-	(597)
Other income (expense), net	(51)	(289)
Total other income (expense), net	(7,303)	(10,964)

Income (loss) from continuing operations before income taxes	(7,340)	(16,987)
Provision (benefit) for income taxes	(3,385)	(2,471)
Income (loss) from continuing operations	(3,955)	(14,516)

Discontinued operations:
Income from discontinued operations, net of tax provision of $105 and $117	360	377
Gain on disposal of operations, net of tax of $0	14,102	-
Income from discontinued operations	14,462	377

Net income (loss)	$10,507	$(14,139)

Income (loss) per common share - basic and diluted:
Continuing operations	$(0.05)	$(0.17)
Discontinued operations	0.17	-
Net income (loss)	$0.12	$(0.17)

Weighted average number of common shares outstanding:
Basic and diluted	84,916	84,836

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Unaudited Selected Segment Data

(In thousands except percentages)

	Three Months Ended
	September 30,
	2013	2012
Net sales:
Microelectronic solutions ("AMS")	$74,006	$78,072
Test solutions ("ATS")	58,726	59,563
Total net sales	$132,732	$137,635

Gross profit:
- AMS	$34,294	$37,783
- ATS	31,524	30,439
Total gross profit	$65,818	$68,222

Gross margin:
- AMS	46.3%	48.4%
- ATS	53.7%	51.1%
Total gross margin	49.6%	49.6%

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	September 30,	June 30,
	2013	2013
Assets
Current assets:
Cash and cash equivalents	$62,793	$39,424
Accounts receivable, less allowance for doubtful accounts of $3,379 and $3,422	119,320	151,163
Inventories	171,782	156,516
Deferred income taxes	35,509	35,491
Prepaid expenses and other current assets	12,826	9,374
Total current assets	402,230	391,968

Property, plant and equipment, net of accumulated depreciation of $118,014 and $122,479	101,890	101,546
Deferred financing costs, net	11,152	11,580
Other assets	31,541	31,886
Intangible assets with definite lives, net	55,683	65,552
Intangible assets with indefinite lives	112,373	110,779
Goodwill	316,155	315,643

Total assets	$1,031,024	$1,028,954

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$35,209	$34,768
Advance payments by customers and deferred revenue	22,762	23,490
Income taxes payable	401	12,003
Accrued payroll expenses	22,002	21,694
Accrued expenses and other current liabilities	33,568	37,184
Total current liabilities	113,942	129,139

Long-term debt	587,000	587,000
Deferred income taxes	64,970	67,296
Other long-term liabilities	21,378	23,061
Total liabilities	787,290	806,496

Stockholders' equity:
Preferred stock, par value $.01 per share; 50,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized, 84,942,690 and 84,936,582 shares issued and outstanding	849	849
Additional paid-in capital	652,144	651,950
Accumulated other comprehensive income (loss)	(32,831)	(43,406)
Accumulated deficit	(376,428)	(386,935)
Total stockholders' equity	243,734	222,458

Total liabilities and stockholders' equity	$1,031,024	$1,028,954

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$10,507	$(14,139)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	16,449	20,123
Gain on disposal of operations	(14,102)	-
Write-off of deferred financing costs	-	597
Deferred income taxes	(3,341)	(2,629)
Share-based compensation	882	636
Amortization of deferred financing costs	428	554
Other, net	(14)	511
Change in operating assets and liabilities, net of effects from sale of business:
Decrease (increase) in accounts receivable	29,457	33,023
Decrease (increase) in inventories	(14,572)	94
Decrease (increase) in prepaid expenses and other assets	(1,904)	(1,438)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(16,054)	(5,338)

Net cash provided by (used in) operating activities	7,736	31,994

Cash flows from investing activities:
Net proceeds from the sale of business	18,389	-
Capital expenditures	(5,307)	(4,087)
Other, net	115	248

Net cash provided by (used in) investing activities	13,197	(3,839)

Cash flows from financing activities:
Debt repayments	-	(25,000)
Other, net	(901)	(21)

Net cash provided by (used in) financing activities	(901)	(25,021)

Effect of exchange rate changes on cash and cash equivalents	3,337	777

Net increase (decrease) in cash and cash equivalents	23,369	3,911
Cash and cash equivalents at beginning of period	39,424	41,324

Cash and cash equivalents at end of period	$62,793	$45,235

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income

(In thousands)

	Three Months Ended
	September 30,
	2013	2012
Operating income (loss) - GAAP	$(37)	$(6,023)
Amortization of acquired intangibles	10,518	14,580
Restructuring related costs, including pro forma savings(a)	684	4,608
Share-based compensation	882	636
Other adjustments	500	1,158
Operating income - non-GAAP	$12,547	$14,959

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

(In thousands)

	Three Months Ended
	September 30,
	2013	2012
Net income (loss) - GAAP	$10,507	$(14,139)
Income from discontinued operations	(14,462)	(377)
Income (loss) from continuing operations	(3,955)	(14,516)
Amortization of acquired intangibles	10,518	14,580
Restructuring related costs, including pro forma savings(a)	684	4,608
Share-based compensation	882	636
Write-off of deferred financing costs	-	597
Amortization of deferred financing costs	428	554
Other adjustments	500	1,158
Tax impact of adjustments	(5,206)	(4,123)
Net income - non-GAAP	$3,851	$3,494

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended September 30,
	2013	2012
	(In thousands)

Net income (loss)	$10,507	$(14,139)
Income from discontinued operations	(14,462)	(377)
Income (loss) from continuing operations	(3,955)	(14,516)
Interest expense	7,252	10,078
Provision (benefit) for income taxes	(3,385)	(2,471)
Depreciation and amortization	16,449	20,123
EBITDA	16,361	13,214

Restructuring related costs, including pro forma savings(a)	684	4,608
Share-based compensation	882	636
Write-off of deferred financing costs	-	597
Other defined items(b)	14	797
Adjusted EBITDA	$17,941	$19,852

(a)	Primarily reflects costs associated with the reorganization of Aeroflex’s European operations and consolidation of certain of its U.S. operations. Pro forma savings reflect the costs that Aeroflex estimates would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year. Pro forma savings were estimated to be $0 and $1.3 million for the three months ended September 30, 2013 and 2012, respectively. The pro forma savings for the three months ended September 30, 2012 includes an additional $0.9 million which was not reflected in Aeroflex’s Adjusted EBITDA as reported in its September 30, 2012 report on Form 10-Q as it relates to restructuring activities recorded throughout fiscal 2013.

(b)	Reflects other adjustments required in calculating Aeroflex’s debt covenant compliance. These other defined items include legal fees related to certain litigation and business acquisition and divestiture related costs.

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